UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 167;240.14a-12

AVALON HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-16(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by resignation statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

AVALON HOLDINGS CORPORATION

Notice of Special Meeting

of Shareholders

October 6, 2009

and

Proxy Statement

Avalon Holdings Corporation • One American Way • Warren, Ohio 44484-5555

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD October 6, 2009

To the Shareholders of Avalon Holdings Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Avalon Holdings Corporation will be held at the Avalon Holdings Corporation Corporate Headquarters at One American Way, Warren, Ohio on Tuesday, October 6, 2009, at 10:00 A.M., local time, for the following purposes:

1.	To approve the Avalon Holdings Corporation 2009 Long-Term Incentive Plan in accordance with the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on Monday, August 31, 2009, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only those shareholders of record at the close of business on such date will be entitled to vote at the meeting or any adjournment thereof.

Your prompt action in sending in your proxy will be greatly appreciated. An envelope is provided for your use which requires no postage if mailed in the United States. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote, date, sign and mail all proxies you receive.

Additionally, the Notice of Meeting, Proxy Statement, Proxy Card and the 2009 Long-Term Incentive Plan are available on our website at http://www.avalonholdings.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Timothy C. Coxson
Timothy C. Coxson
Secretary

Warren, Ohio

September 4, 2009

IMPORTANT:

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHICH ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

October 6, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Avalon Holdings Corporation (the “Company”) of proxies in the form enclosed herewith to be voted at a Special Meeting of Shareholders to be held at the Avalon Holdings Corporation Corporate Headquarters on Tuesday, October 6, 2009, at 10:00 A.M., local time, and at any adjournment thereof (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being sent to each holder of the issued and outstanding shares of Class A Common Stock, $.01 par value, (“Class A Common Stock”) and Class B Common Stock, $.01 par value, (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the Company entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. The Company’s 2009 Long-Term Incentive Plan is being mailed to shareholders, together with this Proxy Statement and the accompanying form of proxy, beginning on or about September 11, 2009. Additionally, the Notice of Meeting, Proxy Statement, Proxy Card and the 2009 Long-Term Incentive Plan are available on our website at http://www.avalonholdings.com.

Any shareholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company, by voting in person at the Special Meeting, or by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Approval of the 2009 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares present or represented by proxy and having the power to vote at the Special Meeting. Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated. If you elect to “Abstain”, abstentions will have the same effect as a vote “Against” the matter. Broker non-votes will have no effect on the result of the vote. The persons named in the enclosed form of proxy are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournment thereof. Only those shares represented at the Special Meeting in person or by proxy shall be counted for purposes of determining the number of votes required for any proposals upon which shareholders of the Company shall be called upon to vote.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on August 31, 2009, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

Except for the election of Directors and as otherwise required by the provisions of the Company’s Articles of Incorporation or by law, holders of the Class A Common Stock and Class B Common Stock will vote or consent as a single class on all matters with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. At the close of business on August 31, 2009, the Company had outstanding 3,191,038 shares of Class A Common Stock entitling the holders thereof to 3,191,038 votes in the aggregate and 612,293 shares of Class B Common Stock entitling the holders thereof to 6,122,930 votes in the aggregate.

Each share of Class B Common Stock is convertible at any time, at the option of the shareholder, into one share of Class A Common Stock. Shares of Class B Common Stock are also automatically converted into shares of Class A Common Stock on the transfer of such shares to any person other than the Company, another holder of Class B Common Stock or a “Permitted Transferee” as defined in the Company’s Articles of Incorporation. The Class A Common Stock is not convertible.

The following table sets forth information with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of either class of Common Stock. This information is as of August 26, 2009, unless noted that it is based upon Schedules 13-D or 13-G filed with the Securities and Exchange Commission (the “Commission”).

	Beneficially Owned as of August 26, 2009
	Class A Common Stock		Class B Common Stock		Percent of all Common Stock	Percent of Total Voting Power
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Ronald E. Klingle (1)(2)	170,417	5.3%	611,133	99.8%	20.5%	67.4%

Anil C. Nalluri, M.D., Inc. Profit Sharing Plan and Trust (3)(4) c/o Anil C. Nalluri, M.D., Inc. 5500 Market Street, Suite 128 Youngstown, OH 44512	388,750	12.2	—	—	10.2	4.2

Advisory Research, Inc. (3)(5) 180 North Stetson St., Suite 5500 Chicago, IL 60601	375,703	11.8	—	—	9.9	4.0

Moloco Value Fund, L.P. (6) 346 Rheem Boulevard, Suite 210 Moraga, California 94556	254,636	8.0	—	—	6.7	2.7

Dimension Fund Advisors LP (7) 1299 Ocean Avenue, 11 Floor Santa Monica, California 94556	210,806	6.6	—	—	5.5	2.3

(1)	Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held by Mr. Klingle in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle’s spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(2)	Ronald E. Klingle is an employee, executive officer and director of the Company. The address for Mr. Klingle is c/o Avalon Holdings Corporation, One American Way, Warren, Ohio 44484-5555.

(3)	Each named security holder has sole voting power and sole investment power over all of the shares listed.

(4)	Based upon information contained in Schedule 13-D/A filed with the Commission on December 29, 2008.

(5)	Based upon information contained in Schedule 13-G filed with the Commission on February 13, 2009.

(6)	Moloco Value Fund, L.P. (“Moloco”) has sole power to vote or dispose of the 254,636 Avalon Holdings Corporation Class A shares. Moloco Capital Partners LLC (“MCP”), the investment advisor to Moloco filed the Schedule 13-G on behalf on Moloco. This information is contained in Schedule 13-G filed with the Commission on February 18, 2009.

(7)

Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Company described in the Schedule 13-G that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13-G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of the Schedule 13-G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13-G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. This information is contained in Schedule 13-G/A filed with the Commission on February 9, 2009.

PROPOSAL # 1

APPROVE THE AVALON HOLDINGS CORPORATION

2009 LONG-TERM INCENTIVE PLAN

General

We are asking our shareholders to approve the 2009 Long-Term Incentive Plan (the “Plan”), which represents the renewal of the expired 1998 Long-Term Incentive Plan which had 1,300,000 shares available for stock options. The name of the expired plan has been changed to reflect the current year of approval. No options were granted under the 1998 Long-Term Incentive Plan. On August 12, 2009, the Board of Directors approved the Plan, and an amendment to the Plan which authorizes the Option Plan Committee to reduce the exercise price of any stock option granted to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such stock option shall have declined since the date the stock option was granted. The Plan is subject to shareholder approval. A copy of the proposed Plan to be approved is attached as Appendix A to this Proxy Statement.

Purpose of the 2009 Long-Term Incentive Plan

The principal purpose of the 2009 Long-Term Incentive Plan is to a) improve individual employee performance by providing long-term incentives and rewards to employees of the Company and its Affiliates, (b) assist the Company and its Affiliates in attracting, retaining and motivating employees and non-employee directors with experience and ability, and (c) associate the interests of such employees and directors with those of the Company’s shareholders

Summary Description of the Plan

The following summary of the Plan, as proposed to be approved by shareholders is qualified in its entirety by the specific language of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Shares Authorized under the Plan and administration of the Plan

The maximum number of shares available for stock options under the Plan is 1,300,000 shares. The Plan shall be administered by the Option Plan Committee (the” Committee’), which shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or advisable. Subject to the provisions of the Plan, the Committee shall have the authority to; a) determine the Fair Market Value of the stock options at time of grant, b) determine the employees to be granted stock options under the Plan, c) determine the size and applicable terms and conditions of grants to be made to such employees, d) determine the time when the stock options will be granted and to authorize grants to eligible employees, and e) reduce the exercise price of any stock option granted to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such stock option shall have declined since the date the stock option was granted.

All those salaried employees of the Company or any Affiliates as shall be determined from time to time by the Committee shall be eligible to participate in the Plan. The Board of Directors may, from time to time, in its discretion, grant stock options to one or more

Outside Directors, subject to such terms and conditions as the Board of Directors may determine, which such terms and conditions shall not be inconsistent with the other applicable provisions of the Plan.

All stock options granted under the Plan are intended to be non-qualified stock options for federal income tax purposes except for those stock options designated as incentive stock options which qualify under Section 422 of the Internal Revenue Code of 1986, as amended. No incentive stock options shall be granted to an Outside Director or to an employee of an Affiliate which is not a Subsidiary.

The stock option price shall be the fair market value of common stock on the Grant Date as determined by the Committee, provided that for stock options designated as incentive stock options the option price shall be not less than 110% of Fair Market Value for employees who are Ten Percent Shareholders and not less than 100% of Fair Market Value for other employees.

Stock options shall have a term of no longer than ten years from the Grant Date except that for stock options designated as an incentive stock option which is granted to a Ten Percent Shareholder, the stock option shall have a term no longer than five years. No stock option shall be exercisable prior to one year after its grant, unless otherwise provided by the Committee (but in no event before 6 months after its grant), and thereafter stock options shall become exercisable in installments, if any, as provided by the Committee.

Adjustments for Change in Stock Subject to the Plan

In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, exchange of shares, reorganization, sale by the Company of all or substantially all of its assets, distribution to shareholders other than a normal cash dividend, or other similar corporate change, such equitable adjustments may be made in the Plan and the stock options granted hereunder as the Committee determines are necessary or appropriate, including, if necessary, an adjustment in the number of shares and prices per share or the type or kind of shares or property applicable to stock options then outstanding and in the number of shares which are reserved for issuance under the Plan. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

REQUIRED VOTE AND RECOMMENDATION

The affirmative vote of a majority of all the votes cast at the meeting at which a quorum is present is required to approve the Avalon Holdings Corporation 2009 Long-Term Incentive Plan as set forth in this Proposal. For purposes of the vote on the Proposal, abstentions will have the effect of a vote against the Proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE

AVALON HOLDINGS CORPORATION 2009 LONG-TERM INCENTIVE PLAN

STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information as of August 26, 2009, with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by: (i) the Company’s directors, and certain named officers of the Company, and (ii) all executive officers and directors as a group. See “Voting Securities and Principal Holders Thereof.”

	Beneficially Owned as of August 26, 2009
	Class A Common Stock		Class B Common Stock		Percent of all	Percent of Total
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class	Common Stock	Voting Power
Ronald E. Klingle (1)(2)(3)	170,417	5.3%	611,133	99.8%	20.5%	67.4%
Timothy C. Coxson (1)(3)	399	*	—	—	—	*
Kurtis D. Gramley (3)	—	—	—	—	—	—
David G. Bozanich (3)	—	—	—	—	—	—
Stephen L. Gordon (3)	—	—	—	—	—	—
Frances R. Klingle (1)	397	*	14,296	2.3	*	1.5
All executive officers, directors and nominees for directors as a group (6 persons) (4)	170,816	5.4%	611,133	99.8%	20.6%	67.4%

*	Less than one percent.

(1)	Each is an employee and executive officer of the Company.

(2)	Includes 14,296 shares of Class B Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Includes 1,067 shares of Class A Common Stock held in the Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (including 397 shares held by Mr. Klingle’s spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(3)	Each individual is a director of the Company.

(4)	In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officers and persons holding more than 10 percent of a class of the Company’s equity securities, to file with the Commission, the NYSE Amex and the Company, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These officers, directors and greater than 10 percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, all such Section 16(a) reports are filed.

SHAREHOLDER PROPOSALS

Any shareholder proposals which are intended to be presented at the 2010 Annual Meeting of Shareholders must be received by the Secretary of the Company at our principal executive offices no later than November 26, 2009. Such proposals must meet the requirements of the Commission to be eligible for inclusion in the Company’s 2010 Proxy Materials.

OTHER MATTERS

The Board of Directors does not know of any matters or business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the meeting or any adjournment thereof.

SOLICITATION OF PROXIES

The enclosed form of proxy is solicited by the Board of Directors and the proxies named therein have been designated by the Board of Directors. Shares represented by the proxy will be voted at the meeting and, where a choice has been specified, such shares will be voted in accordance with such specification. Abstentions will be treated as votes against this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. Thus, any shares not voted by a customer will be treated as broker non-vote, and such broker non-votes will have no effect on the results of this vote.

The cost of preparing, printing, assembling and mailing will be paid by the Company. In addition to the solicitation of proxies by mail, officers, directors, or other employees of the Company, as yet undesignated, and without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will request brokers, banks and other nominees to send proxy material to, and obtain proxies from, the beneficial owners of Common Stock held of record by them and it will reimburse such persons for their expenses in so doing.

We request that you complete, sign, date and return your proxy promptly to ensure that your shares will be voted at the meeting. It is hoped that you will attend the meeting. For your convenience, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Timothy C. Coxson
Timothy C. Coxson
Secretary

Warren, Ohio

September 4, 2009

Appendix A

AVALON HOLDINGS CORPORATION

2009 Long-Term Incentive Plan

The 2009 Long-Term Incentive Plan (the “Plan”) is the renewal of the expired 1998 Long-Term Incentive Plan. The name was changed to reflect the year the Plan was approved. In addition, the Plan includes an amendment which authorizes the Option Plan Committee to reduce the exercise price of any stock option granted to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such stock option shall have declined since the date the stock option was granted.

1. Purposes. The principal purposes of the Plan are: (a) to improve individual employee performance by providing long-term incentives and rewards to employees of the Company and its Affiliates, (b) to assist the Company and its Affiliates in attracting, retaining and motivating employees and non-employee directors with experience and ability, and (c) to associate the interests of such employees and directors with those of the Company’s shareholders.

2. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth below:

(a) “Affiliate” means a majority-owned subsidiary, directly or indirectly, of the Company, including a company under contract to purchase which will become a majority owned subsidiary upon such purchase.

(b) “Board of Directors” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the committee, consisting of two or more persons, which is appointed by the Board of Directors to administer the Plan.

(e) “Common Stock” or “Stock” means the Class A Common Stock, $.01 par value, of the Company.

(f) “Company” means Avalon Holdings Corporation and its successors.

(g) “Disabled” or “Disability” shall have the meaning(s) set forth in the Company’s long-term disability program applicable to such employee or, if there is no such program, as provided in Section 22(e) of the Code.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means the amount determined by the Committee, or, in the case of Options granted to Outside Directors pursuant to Section 6(i), the Board of Directors, to be the fair market value of the Common Stock at the time in question.

(j) “Grant Date” means the date an Option is granted under the Plan. The date of grant of an Option shall be the date as of which the Committee, or, in the case of Options granted to Outside Directors pursuant to Section 6(i), the Board of Directors, determines that such Option shall become effective.

(k) “Option” means a right granted under the Plan to an Optionee to purchase a share of Common Stock at a fixed price for a specified period of time.

(l) “Optionee” means an eligible employee of the Company or an Affiliate who has received an Option granted under the Plan.

(m) “Option Price” means the price at which a share of Common Stock covered by an Option granted hereunder may be purchased.

(n) “Outside Director” means a member of the Board of Directors or of the board of directors of an Affiliate who is not an employee of the Company or any Affiliate.

(o) “Rule 16b-3” means Rule 16b-3, as amended (17 CFR § 240.16b-3) or any successor rule issued under the Exchange Act.

(p) “Subsidiary” means a corporation in a chain of corporations beginning with the Company if each corporation in the chain, other than the last corporation, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(q) “Ten Percent Shareholder” means an individual owning stock possessing 10% or more of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3. Administration. The Plan shall be administered by the Committee, which shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or advisable. Subject to the provisions of the Plan, the Committee shall have the authority to;

a) determine the Fair Market Value,

b) determine the employees to be granted Options under the Plan,

c) determine the size and applicable terms and conditions of grants to be made to such employees,

d) determine the time when Options will be granted and to authorize grants to eligible employees,

e) reduce the exercise price of any Option granted to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

The Committee’s interpretations of the Plan, and all actions taken and determinations made by the Committee concerning any matter arising under or with respect to the Plan or any Options granted hereunder, shall be final, binding and conclusive on all interested parties, including the Company, its Affiliates, its shareholders and all former, present and future employees of the Company. The Committee may delegate some or all of its power and authority hereunder to the Chairman and Chief Executive Officer of the Company or others, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine and to the requirements of Rule 16b-3. The Committee may, as to all questions of accounting, rely conclusively upon any determinations made by the independent public accountants of the Company. The Committee shall establish procedures for conducting its business.

The Board of Directors may exercise any of the authority conferred upon the Committee hereunder. In the event of such exercise of authority by the Board of Directors, references in the Plan to the Committee shall be deemed to refer to the Board of Directors as appropriate.

4. Stock Available for Options. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 1,300,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 9 hereof. Shares of Stock used for purposes of the Plan may be either shares of authorized but unissued Common Stock or treasury shares or both. Stock covered by Options which have terminated or expired prior to exercise or have been surrendered or canceled shall be available for further option grants hereunder.

5. Eligibility. All those salaried employees of the Company or any Affiliates as shall be determined from time to time by the Committee shall be eligible to participate in the Plan. Outside Directors shall participate in the Plan only under Section 6(i).

6. Terms and Conditions of Options. Each Option granted hereunder shall be in writing and shall contain such terms and conditions as the Committee may determine, subject to the following:

(a) Type. All Options granted under the Plan are intended to be non-qualified stock options for federal income tax purposes except for those Options designated as incentive stock options which qualify under Section 422 of the Code. No incentive stock options shall be granted to an Outside Director or to an employee of an Affiliate which is not a Subsidiary.

(b) Price. The Option Price shall be the Fair Market Value of Common Stock on the Grant Date as determined by the Committee, provided that for Options designated as incentive stock options the Option Price shall be not less than 110% of Fair Market Value for employees who are Ten Percent Shareholders and not less than 100% of Fair Market Value for other employees.

(c) ISO. In the case of an Option designated as an incentive stock option, the aggregate Fair Market Value of Common Stock (determined at the Grant Date) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan and under all other such plans of the Company or a Subsidiary) shall not exceed $100,000.

(d) Term and Exercise Dates. Options shall have a term of no longer than ten years from the Grant Date except that for an Option designated as an incentive stock option which is granted to a Ten Percent Shareholder, the Option shall have a term no longer than five years (the date on which the Option terminates is herein called the “Expiration Date”). No Option shall be exercisable prior to one year after its grant, unless otherwise provided by the Committee (but in no event before 6 months after its grant), and thereafter Options shall become exercisable in installments, if any, as provided by the Committee. Options must be exercised for full shares of Common Stock. To the extent that Options are not exercised when they become initially exercisable, they shall be carried forward and be exercisable until the expiration of the term of such Options, subject to Section 6(g) hereof.

(e) Exercise of Option. To exercise an Option, the holder thereof shall give notice of his or her exercise to the Secretary of the Company, specifying the number of shares of Common Stock to be purchased and identifying the Option being exercised. From time to time the Committee may establish procedures for effecting such exercises. No fractional shares shall be issued as a result of exercising an Option. Except as provided for in Section 6(h) hereof, an Option is exercisable during an Optionee’s lifetime only by the Optionee, provided, however, that in the event the Optionee is Disabled, such Options may be exercised by such Optionee’s guardian or legal representative designated or appointed to conduct his or her business affairs under the terms described in Section 6(g) hereof.

(f) Payment of Option Price and Taxes.

(i)	The purchase price for the Options being exercised must be paid in full at the time of exercise. Such price shall be paid in cash, in Common Stock of the Company having a Fair Market Value, as of the close of the business day immediately preceding the date of exercise, equal to the exercise price or the portion thereof being paid in Common Stock (provided that such Common Stock had been owned by the Optionee for at least six months), or as the Committee may otherwise approve.

(ii)	To enable the Company to meet any applicable federal (including FICA), state and other withholding tax requirements, an Optionee shall also be required to pay to the Company at the time of exercise the amount of tax which the Company determines is to be withheld. No share of Common Stock will be delivered to any Optionee until all such amounts have been paid. An Optionee may satisfy such withholding tax requirement by electing to have the Company withhold Common Stock otherwise issuable to the Optionee, or to deliver to the Company previously acquired Common Stock, which has a Fair Market Value on the date the tax is determined to be due (the “Tax Date”) on the exercise of his or her Option which is at least equal to the amount required to be withheld. Such election must be made in writing at the time prescribed by the Committee prior to the Tax Date and shall be irrevocable. Elections by Optionees who are subject to Section 16(b) of the Exchange Act shall be subject to the subsequent disapproval of the Committee and shall be subject to such further requirements of Rule 16b-3 or other law or regulation as may be applicable.

(g) Effect of Termination of Employment, Disability or Death. No Option may be exercised by an Optionee after the termination for any reason of his or her employment with the Company or an Affiliate, except that:

(i)

if such termination occurs by reason of the Optionee’s death or Disability, all portions of the Option then held by the Optionee which are exercisable on the date of termination and all portions which would have become exercisable had the Optionee continued in employment until the third anniversary of his or her death or Disability, shall be exercisable during the six-month period subsequent to such termination date by, in the case of death, the persons designated in the Optionee’s will or his or her legal representative designated or appointed to conduct his or her legal affairs;

(ii)	if such termination occurs by reason other than death, Disability or cause, all portions of the Option then held by the Optionee which are exercisable at the date of termination shall continue to be exercisable by the Optionee for a three-month period subsequent to such termination;

(iii)	if such termination is for cause, the Optionee shall forfeit any portion of his or her Option which was unexercised or unexercisable at such termination; and

(iv)	if the Optionee dies while Disabled during the six-month period described in clause (i) or dies during the three-month period described in clause (ii), all portions of his or her Option which were exercisable at the time of the Optionee’s death shall continue to be exercisable for a six-month period subsequent to such date of death by the persons designated in the Optionee’s will or his or her legal representatives.

Transfer from employment with the Company to an Affiliate, from an Affiliate to the Company or from an Affiliate to another Affiliate shall not be treated as a termination of employment.

Notwithstanding the foregoing, the Option shall in no event be exercisable by the Optionee or his or her heirs or legal representatives after the Expiration Date.

(h) Nontransferability of Options. Except as provided below and in Section 6(g) above, during an Optionee’s lifetime, no Options under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution. Such Options shall only be exercisable by the Optionee.

Notwithstanding the foregoing, as provided by the Committee in an award agreement, Options may be transferred (in whole or in part in a form approved by the Company) by the Optionee to (i) the spouse, children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and , if applicable, the Optionee, or (iii) a partnership in which such Immediate Family Members and, if applicable, the Optionee are the only partners. Following any such transfer, the Option shall continue to be subject to the same terms and conditions as were applicable to the Options immediately prior to the transfer. A transferee of an Option may not transfer the Option, except to an Immediate Family Member or the Optionee.

(i) Outside Directors.

(i)	The Board of Directors may, from time to time, in its discretion, grant Options to one or more Outside Directors, subject to such terms and conditions as the Board of Directors may determine, which such terms and conditions shall not be inconsistent with the other applicable provisions of the Plan.

(ii)	The Option Price shall be the Fair Market Value of the Common Stock on the Grant Date.

(iii)	No Option may be exercised by an Outside Director after he or she ceases to be a director of the Company or an Affiliate by reason of death, Disability, resignation, removal or other reason, except that:

(A)	if such cessation occurs by reason of the Outside Director’s death or Disability, the portion of his or her Option which was exercisable on such cessation and the portion which would become exercisable had the Outside Director continued as a director until the third anniversary of his or her death or Disability, shall be exercisable for six months following such cessation (but not beyond the Expiration Date), except that if such cessation was due to Disability and the former Outside Director dies during such six-month period, such portions of his or her Option shall be exercisable for a six-month period following such death by the persons designated in the Outside Director’s will or his or her legal representatives (but not beyond the Expiration Date); and

(B)	if such cessation occurs by reason other than the Outside Director’s death or Disability, the portion of his or her Option which was exercisable on such cessation shall be exercisable for six months following such cessation (but not beyond the Expiration Date), except that if the former Outside Director dies during such six-month period, such portion of his or her Option shall be exercisable for a six-month period following such death by the persons designated in the Outside Director’s will or his or her legal representatives (but not beyond the Expiration Date).

(iv)	The provisions of the Plan shall apply to the Options granted to Outside Directors to the extent they are not inconsistent with the provisions of paragraphs (i) though (iii), above.

7. Amendment. The Board of Directors of the Company may, at any time, amend, suspend or terminate the Plan, in whole or in part, provided that (i) no such action shall adversely affect any rights or obligations with respect to any grants theretofore made hereunder, and (ii) any shareholder approval required by the securities laws, stock exchange or NYSE Amex rules or other applicable law or regulation is obtained. The Committee may amend the terms and conditions of outstanding Options, provided, however, that (x) no such amendment shall be adverse to the holder of an Option without the approval of such holder, and (y) the amended terms of the Option would be permitted under the Plan.

8. Registration, Listing and Qualification of Shares. Each Option shall be subject to the requirement that if at any time the Committee shall determine that the registration, listing or qualification of the shares covered thereby upon any securities exchange or under any federal or state securities or other law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, no such Option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any person exercising an Option shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

9. Adjustment for Change in Stock Subject to Plan. In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, exchange of shares, reorganization, sale by the Company of all or substantially all of its assets, distribution to shareholders other than a normal cash dividend, or other similar corporate change, such equitable adjustments may be made in the Plan and the Options granted hereunder as the Committee determines are necessary or appropriate, including, if necessary, an adjustment in the number of shares and prices per share or the type or kind of shares or property applicable to Options then outstanding and in the number of shares which are reserved for issuance under the Plan. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

10. No Rights to Options or Employment. No person shall have any claim or right to be granted an Option under the Plan. Receipt of an Option under the Plan shall not give a person any right to receive any other grant under the Plan. An Optionee shall have no rights to or interest in any Option except as set forth herein. Neither the Plan nor any action taken hereunder shall be construed as giving any person any right to be retained as an employee or director of the Company or any Affiliate.

11. Rights as a Shareholder. An Optionee under the Plan shall have no rights as a holder of Common Stock with respect to Options granted hereunder, unless and until certificates for shares of Common Stock are issued to such Optionee.

12. Other Actions. This Plan shall not restrict the authority of the Committee or of the Company to grant stock options, pursuant to other stock option plans, if any, to or with respect to any employee or other person.

13. Costs and Expenses. Except as provided in Section 6(f) hereof with respect to taxes, the costs and expenses of administering the Plan shall be borne by the Company and its Affiliates and shall not be charged to any grant or to any person receiving a grant.

14. Plan Unfunded. The Plan shall be unfunded. Except for reserving a sufficient number of authorized shares Common Stock to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

15. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

16. Effective Date and Duration of Plan. This Plan shall be effective as of October 7, 2009, conditioned upon shareholder approval. No Option shall be granted under the Plan after October 6, 2019.

SPECIAL MEETING OF SHAREHOLDERS OF

AVALON HOLDINGS CORPORATION

October 6, 2009

Class B Common Stock

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.avalonholdings.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

00030000000000000000 4	100609

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOLLOWING ITEM:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

			FOR	AGAINST	ABSTAIN
		1. Approval of the Avalon Holdings Corporation 2009 Long-Term Incentive Plan.	☐	☐	☐

You are encouraged to specify your choice by marking the appropriate box. If you elect to “ABSTAIN”, the abstention has the same effect as a vote “AGAINST”. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

B PROXY	AVALON HOLDINGS CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for the Special Meeting October 6, 2009

The undersigned hereby appoints Ronald E. Klingle and Timothy C. Coxson, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Special Meeting of Shareholders of Avalon Holdings Corporation to be held at the Corporate Headquarters, located at One American Way, Warren, Ohio, on Tuesday, October 6, 2009 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Special Meeting, in the manner specified and on any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side)

14475

SPECIAL MEETING OF SHAREHOLDERS OF

AVALON HOLDINGS CORPORATION

October 6, 2009

Class A Common Stock

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are

available at http://www.avalonholdings.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

00030000000000000000 4	100609

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOLLOWING ITEM:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

			FOR	AGAINST	ABSTAIN
		1. Approval of the Avalon Holdings Corporation 2009 Long-Term Incentive Plan.	☐	☐	☐

You are encouraged to specify your choice by marking the appropriate box. If you elect to “ABSTAIN”, the abstention has the same effect as a vote “AGAINST”. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

A PROXY	AVALON HOLDINGS CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for the Special Meeting October 6, 2009

The undersigned hereby appoints Ronald E. Klingle and Timothy C. Coxson, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Special Meeting of Shareholders of Avalon Holdings Corporation to be held at the Corporate Headquarters, located at One American Way, Warren, Ohio, on Tuesday, October 6, 2009 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Special Meeting, in the manner specified and on any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side)

14475

Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (the “Plan”)

VOTING INSTRUCTIONS ARE SOLICITED BY FIRST NATIONAL TRUST COMPANY, THE PLAN’S TRUSTEE,

FOR THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 6, 2009.

As a Plan Participant, I acknowledge receipt of the Notice of Special Meeting and Proxy Statement relating to the Special Meeting of Shareholders of Avalon Holdings Corporation (the “Company”) to be held at the Corporate Headquarters, located at One American Way, Warren, Ohio, on Tuesday, October 6, 2009, at 10:00 a.m., local time or at any adjournment thereof, and I hereby instruct First National Trust Company, as Trustee under the Plan (the “Trustee”), to vote the shares of Class A Common Stock of the Company relating to my Plan account for which I have the right to give voting directions under the Plan, at such Special Meeting in the manner set forth hereon. This card must be returned to First National Trust Company using the enclosed envelope, who will tabulate voting instructions for the Trustee. If this card is not received by First National Trust Company on or before the close of business on September 30, 2009, the Trustee cannot ensure that your voting instructions will be tabulated and counted. Your voting instructions will be accorded confidential treatment.

The Notice of Meeting and Proxy Statement

are available on our website at http://www.avalonholdings.com.

Please sign, date and return this card promptly using the enclosed envelope

(To be signed on the reverse side)

Avalon Holdings Corporation Participating Companies Profit Sharing Plan and Trust (the “Plan”)

VOTING INSTRUCTIONS ARE SOLICITED BY FIRST NATIONAL TRUST COMPANY, THE PLAN’S TRUSTEE,

FOR THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 6, 2009.

(Continued on the reverse side)

SIGNATURE	DATE

This Voting Instruction Card should be signed exactly as name appears hereon. Please sign, date and return this card promptly using the enclosed envelope.

1. The Board of Directors of the Company recommends a vote FOR the approval of the following item:

Approve the Avalon Holdings Corporation 2009 Long-Term Incentive Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

This Voting Instruction Card, when properly executed, will be voted as directed above. Abstentions will be treated as votes against this proposal.